UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05908

John Hancock Premium Dividend Fund
(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

200 Berkeley Street

Boston, Massachusetts 02116
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2019

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock

Premium Dividend Fund

Ticker: PDT
Semiannual report 4/30/19

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports such as this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the transfer agent or from your financial intermediary. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and be provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling the transfer agent, Computershare, at 800-852-0218, by going to "Communication Preferences" at computershare.com/investor, or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform the transfer agent or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

Managed distribution plan

The fund has adopted a managed distribution plan (Plan). Under the Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice. The fund may make additional distributions (i) for purposes of not incurring federal income tax on investment company taxable income and net capital gain, if any, not included in such regular distributions and (ii) for purposes of not incurring federal excise tax on ordinary income and capital gain net income, if any, not included in such regular monthly distributions.

The Plan provides that the Board of Trustees of the fund may amend the terms of the Plan or terminate the Plan at any time without prior notice to the fund's shareholders. The Plan is subject to periodic review by the fund's Board of Trustees.

You should not draw any conclusions about the fund's investment performance from the amount of the fund's distributions or from the terms of the Plan. The fund's total return at NAV is presented in the Financial highlights.

With each distribution that does not consist solely of net investment income, the fund will issue a notice to shareholders and an accompanying press release that will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. The fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. A return of capital does not necessarily reflect the fund's investment performance and should not be confused with "yield" or "income."

A message to shareholders

Dear shareholder,

The six months ended April 30, 2019, were a study in contrasts. The final months of 2018 were very volatile; the markets lost ground as fears of slowing economic growth, mounting trade tensions between the United States and China, and a pullback in oil prices spooked investors. Many of those fears were quelled as favorable earnings reports, early signs of progress with the China trade dispute, and signals from the U.S. Federal Reserve (Fed) that interest-rate hikes were on hold sparked a market rebound during the first four months of 2019. Subsequent to period end, however, we saw reignited trade tensions with China and Mexico partially offset by more dovish comments on interest rates from the Fed.

As always, your best resource in unpredictable markets is your financial advisor, who can help position your portfolio so that it's sufficiently diversified to meet your long-term objectives and to withstand the inevitable turbulence along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views, which are subject to change at any time. Investing involves risks, including the potential loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. It is not possible to invest directly in an index. For more up-to-date information, please visit our website at jhinvestments.com.

John Hancock
Premium Dividend Fund

Table of contents

2	Your fund at a glance
3	Portfolio Summary
5	Fund's investments
12	Financial statements
16	Financial highlights
18	Notes to financial statements
28	Additional information
29	Shareholder meeting
30	More information

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to provide high current income, consistent with modest growth of capital.

AVERAGE ANNUAL TOTAL RETURNS AS OF 4/30/19 (%)

The blended index is 70% ICE Bank of America Merrill Lynch Preferred Stock DRD Eligible Index and 30% S&P 500 Utilities Index.

The ICE Bank of America Merrill Lynch Preferred Stock DRD Eligible Index consists of investment-grade fixed-rate U.S. dollar-denominated preferred securities and fixed-to-floating-rate securities. The index includes securities having a minimum remaining term of at least one year, Dividend Received Deduction (DRD) eligible preferred stock and senior debt.

The S&P 500 Utilities Index is a capitalization-weighted index that consists of companies in the S&P 500 Index that are primarily involved in water, electrical power, and natural gas distribution industries.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The performance data contained within this material represents past performance, which does not guarantee future results.

Investment returns and principal value will fluctuate and a shareholder may sustain losses. Further, the fund's performance at net asset value (NAV) is different from the fund's performance at closing market price because the closing market price is subject to the dynamics of secondary market trading. Market risk may be augmented when shares are purchased at a premium to NAV or sold at a discount to NAV. Current month-end performance may be higher or lower than the performance cited. The fund's most recent performance can be found at jhinvestments.com or by calling 800-852-0218.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       2

Portfolio summary

PORTFOLIO COMPOSITION AS OF 4/30/19 (%)

A note about risks

As is the case with all exchange-listed closed-end funds, shares of this fund may trade at a discount or a premium to the fund's net asset value (NAV). An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial return of capital. The value of a company's equity securities is subject to changes in its financial condition and overall market and economic conditions. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if an issuer, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Investments in higher-yielding, lower-rated securities are subject to a higher risk of default. An issuer of securities held by the fund may default, have its credit rating downgraded, or otherwise perform poorly, which may affect fund performance. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. The fund's use of leverage creates additional risks, including greater volatility of the fund's NAV, market price, and returns. There is no assurance that the fund's leverage strategy will be successful. The fund will normally invest at least 25% of its managed assets in securities of companies in the utilities industry. Such an investment focus makes the fund more susceptible to factors adversely affecting the utilities industry than a more broadly diversified fund. Sector investing is subject to greater risks than the market as a whole. Derivatives transactions, such as hedging and other strategic transactions, may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of fund securities may negatively affect performance.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       3

SECTOR COMPOSITION AS OF 4/30/19 (%)

TOP 10 ISSUERS AS OF 4/30/19 (%)

CenterPoint Energy, Inc.	4.9
Dominion Energy, Inc.	4.3
PPL Corp.	4.0
Morgan Stanley	3.6
JPMorgan Chase & Co.	3.2
Duke Energy Corp.	3.1
DTE Energy Company	3.1
Interstate Power & Light Company	2.9
BNP Paribas SA	2.8
BP PLC	2.6
TOTAL	34.5
As a percentage of total investments.
Cash and cash equivalents are not included.

COUNTRY COMPOSITION AS OF 4/30/19 (%)

United States	86.4
United Kingdom	6.1
Canada	3.2
France	2.8
Netherlands	1.5
TOTAL	100
As a percentage of total investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       4

Fund’s investments
AS OF 4-30-19 (unaudited)
	Shares	Value
Preferred securities 75.7% (50.1% of Total investments)		$561,279,469
(Cost $542,640,154)
Communication services 2.9%		21,531,550
Diversified telecommunication services 0.3%
Qwest Corp., 6.125% (A)(B)	107,500	2,446,700
Wireless telecommunication services 2.6%
Telephone & Data Systems, Inc., 5.875%	100,000	2,333,000
Telephone & Data Systems, Inc., 6.625%	285,000	7,771,950
Telephone & Data Systems, Inc., 6.875%	170,000	4,340,100
United States Cellular Corp., 6.950%	185,000	4,639,800
Consumer staples 2.6%		19,621,875
Food and staples retailing 2.6%
Ocean Spray Cranberries, Inc., 6.250% (C)	224,250	19,621,875
Energy 0.7%		5,550,300
Oil, gas and consumable fuels 0.7%
Enbridge, Inc., Series B (6.375% to 4-15-23, then 3 month LIBOR + 3.593%)	210,000	5,550,300
Financials 30.8%		227,967,664
Banks 15.6%
BB&T Corp. (Callable 5-31-19), 5.200%	110,000	2,729,100
BB&T Corp. (Callable 8-1-19), 5.200%	205,000	5,100,400
BB&T Corp., 5.625%	776,000	19,788,000
Citigroup, Inc. (7.125% to 9-30-23, then 3 month LIBOR + 4.040%) (A)(B)	240,650	6,668,412
JPMorgan Chase & Co., 5.450%	490,000	12,642,000
JPMorgan Chase & Co., 6.100%	650,000	17,049,500
JPMorgan Chase & Co., 6.300% (A)(B)	245,000	6,343,050
Synovus Financial Corp. (6.300% to 6-21-23, then 3 month LIBOR + 3.352%) (A)(B)	188,000	5,036,520
The PNC Financial Services Group, Inc., 5.375%	180,000	4,525,200
The PNC Financial Services Group, Inc. (6.125% to 5-1-22, then 3 month LIBOR + 4.067%)	311,600	8,291,676
U.S. Bancorp, 5.150%	500,000	12,625,000
U.S. Bancorp (6.500% to 1-15-22, then 3 month LIBOR + 4.468%)	351,000	9,389,250
Wells Fargo & Company, 6.000%	205,000	5,276,700
Capital markets 11.7%
Deutsche Bank Contingent Capital Trust II, 6.550%	241,725	6,062,463
Morgan Stanley, 6.625%	842,557	21,459,927
5	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Capital markets (continued)
Morgan Stanley (6.375% to 10-15-24, then 3 month LIBOR + 3.708%)	249,227	$6,746,575
Morgan Stanley (7.125% to 10-15-23, then 3 month LIBOR + 4.320%) (A)(B)	430,025	11,933,194
State Street Corp., 5.250%	1,005,000	25,064,700
State Street Corp., 6.000%	80,000	2,052,800
State Street Corp. (5.900% to 3-15-24, then 3 month LIBOR + 3.108%)	25,000	658,000
The Bank of New York Mellon Corp., 5.200%	442,000	11,072,100
The Goldman Sachs Group, Inc., 6.200%	46,874	1,284,348
Consumer finance 1.4%
Capital One Financial Corp., 6.000%	136,000	3,451,680
Capital One Financial Corp., 6.200%	80,000	2,082,400
Capital One Financial Corp., 6.250%	87,047	2,221,439
Capital One Financial Corp., 6.700% (A)(B)	112,650	2,907,497
Insurance 2.1%
Aegon NV, 6.500%	75,000	1,899,000
Assurant, Inc., 6.500% (B)	23,000	2,392,230
Prudential Financial, Inc., 5.750%	50,000	1,264,000
Prudential PLC, 6.750% (A)(B)	150,000	3,922,500
W.R. Berkley Corp., 5.625% (A)(B)	240,351	6,028,003
Industrials 0.5%		3,403,350
Machinery 0.5%
Stanley Black & Decker, Inc., 5.750% (A)(B)	135,000	3,403,350
Real estate 4.9%		36,266,786
Equity real estate investment trusts 4.9%
American Homes 4 Rent, Series D, 6.500%	100,000	2,645,000
American Homes 4 Rent, Series G, 5.875%	65,000	1,621,750
Crown Castle International Corp., 6.875% (B)	17,000	19,585,893
Digital Realty Trust, Inc., 6.625% (A)(B)	18,275	488,308
Senior Housing Properties Trust, 5.625%	554,690	11,925,835
Utilities 33.3%		246,937,944
Electric utilities 16.6%
American Electric Power Company, Inc., 6.125% (B)	80,000	4,158,400
Duke Energy Corp., 5.125% (A)(B)	192,458	4,801,827
Duke Energy Corp., 5.750%	160,000	4,163,200
HECO Capital Trust III, 6.500%	181,000	4,554,467
Interstate Power & Light Company, 5.100%	1,254,700	31,982,303
NextEra Energy Capital Holdings, Inc., 5.125% (A)(B)	185,000	4,552,850
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	6

	Shares	Value
Utilities (continued)
Electric utilities (continued)
NSTAR Electric Company, 4.250%	13,347	$1,241,271
NSTAR Electric Company, 4.780%	100,000	9,718,000
PPL Capital Funding, Inc., 5.900% (A)(B)	1,150,320	29,275,644
SCE Trust II, 5.100%	1,097,000	23,388,040
The Southern Company, 6.250%	155,000	4,045,500
Union Electric Company, 3.700%	12,262	1,143,432
Gas utilities 1.4%
South Jersey Industries, Inc., 7.250% (B)	209,200	10,800,996
Multi-utilities 14.9%
Algonquin Power & Utilities Corp. (6.875% to 10-17-23, then 3 month LIBOR + 3.677%) (A)(B)	571,150	15,295,397
CenterPoint Energy, Inc., 7.000% (B)	400,000	21,296,000
Dominion Energy, Inc., 6.750% (B)	593,000	29,786,390
DTE Energy Company, 5.250%	226,575	5,727,816
DTE Energy Company, 6.500%	23,100	1,289,211
Integrys Holding, Inc. (6.000% to 8-1-23, then 3 month LIBOR + 3.220%)	352,044	9,082,735
NiSource, Inc. (6.500% to 3-15-24, then 5 Year CMT + 3.632%) (A)(B)	250,000	6,595,000
Sempra Energy, 6.000% (B)	53,500	5,718,615
Sempra Energy, 6.750% (B)	145,000	15,591,850
Water utilities 0.4%

Aqua America, Inc., 6.000% (B)	50,000	2,729,000
Common stocks 59.2% (39.2% of Total investments)		$438,776,076
(Cost $307,491,960)
Communication services 3.7%		27,227,600
Diversified telecommunication services 3.7%
AT&T, Inc. (B)	510,000	15,789,600
Verizon Communications, Inc. (B)	200,000	11,438,000
Energy 15.6%		115,398,493
Oil, gas and consumable fuels 15.6%
BP PLC, ADR	675,950	29,559,294
Enbridge, Inc. (A)(B)	281,200	10,387,528
Kinder Morgan, Inc.	1,093,962	21,737,025
ONEOK, Inc.	410,000	27,851,300
Royal Dutch Shell PLC, ADR, Class A	235,421	14,956,296
The Williams Companies, Inc. (B)	385,000	10,907,050
Financials 1.6%		11,736,000
Capital markets 1.6%
Ares Management Corp., Class A	480,000	11,736,000
7	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Utilities 38.3%		$284,413,983
Electric utilities 23.6%
Alliant Energy Corp.	354,000	16,719,420
American Electric Power Company, Inc. (A)(B)	200,000	17,110,000
Avangrid, Inc. (A)(B)	381,500	19,536,615
Duke Energy Corp. (A)(B)	285,000	25,969,200
Entergy Corp. (B)	60,000	5,814,000
Eversource Energy (A)(B)	343,264	24,598,298
FirstEnergy Corp. (B)	250,000	10,507,500
OGE Energy Corp.	400,000	16,936,000
Pinnacle West Capital Corp. (B)	50,000	4,763,500
PPL Corp. (A)(B)	505,000	15,761,050
The Southern Company (B)	100,000	5,322,000
Xcel Energy, Inc. (B)	220,000	12,430,000
Multi-utilities 14.7%
Black Hills Corp. (A)(B)	200,000	14,552,000
CenterPoint Energy, Inc. (A)(B)	785,000	24,335,000
Dominion Energy, Inc. (B)	240,000	18,688,800
DTE Energy Company (A)(B)	220,000	27,656,200
National Grid PLC, ADR (A)(B)	210,000	11,491,200
NiSource, Inc.	440,000	12,223,200

	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 16.1% (10.7% of Total investments)				$119,140,954
(Cost $117,360,478)
Communication services 0.4%				2,605,377
Wireless telecommunication services 0.4%
Vodafone Group PLC (7.000% to 1-4-29, then 5 Year U.S. Swap Rate + 4.873%) (B)	7.000	04-04-79	2,480,000	2,605,377
Consumer discretionary 0.8%				5,849,505
Automobiles 0.8%
General Motors Financial Company, Inc. (6.500% to 9-30-28, then 3 month LIBOR + 3.436%) (A)(B)(D)	6.500	09-30-28	6,046,000	5,849,505
Energy 0.5%				4,058,140
Oil, gas and consumable fuels 0.5%
Enbridge, Inc. (6.250% to 3-1-28, then 3 month LIBOR + 3.641%) (A)(B)	6.250	03-01-78	4,000,000	4,058,140
Financials 12.6%				93,179,459
Banks 10.6%
Bank of America Corp. (5.875% to 3-15-28, then 3 month LIBOR + 2.931%) (B)(D)	5.875	03-15-28	4,500,000	4,646,250
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	8

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
BNP Paribas SA (7.000% to 8-16-28, then 5 Year U.S. Swap Rate + 3.980%) (A)(B)(C)(D)	7.000	08-16-28	15,590,000	$16,194,113
BNP Paribas SA (7.375% to 8-19-25, then 5 Year U.S. Swap Rate + 5.150%) (B)(D)	7.375	08-19-25	14,400,000	15,569,996
Citizens Financial Group, Inc. (6.000% to 7-6-23, then 3 month LIBOR + 3.003%) (A)(B)(D)	6.000	07-06-23	14,000,000	14,140,000
Citizens Financial Group, Inc. (6.375% to 4-6-24, then 3 month LIBOR + 3.157%) (A)(B)(D)	6.375	04-06-24	2,500,000	2,575,000
HSBC Holdings PLC (6.500% to 3-23-28, then 5 Year U.S. ISDAFIX + 3.606%) (B)(D)	6.500	03-23-28	10,000,000	10,175,000
Huntington Bancshares, Inc. (5.700% to 4-15-23, then 3 month LIBOR + 2.880%) (A)(B)(D)	5.700	04-15-23	3,000,000	3,007,500
Lloyds Banking Group PLC (7.500% to 6-27-24, then 5 Year U.S. Swap Rate + 4.760%) (A)(B)(D)	7.500	06-27-24	9,750,000	10,237,500
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (B)(D)	5.900	06-15-24	2,000,000	2,078,000
Capital markets 0.7%
E*TRADE Financial Corp. (5.300% to 3-15-23, then 3 month LIBOR + 3.160%) (A)(B)(D)	5.300	03-15-23	5,000,000	4,868,600
Consumer finance 1.3%
Discover Financial Services (5.500% to 10-30-27, then 3 month LIBOR + 3.076%) (B)(D)	5.500	10-30-27	10,000,000	9,687,500
Utilities 1.8%				13,448,473
Electric utilities 0.2%
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (B)(D)	6.250	02-01-22	1,750,000	1,748,373
Multi-utilities 1.6%
CenterPoint Energy, Inc. (6.125% to 9-1-23, then 3 month LIBOR + 3.270%) (A)(B)(D)	6.125	09-01-23	9,000,000	9,190,800
NiSource, Inc. (5.650% to 6-15-23, then 5 Year CMT + 2.843%) (B)(D)	5.650	06-15-23	2,500,000	2,509,300

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 0.0% (0.0% of Total investments)				$242,000
(Cost $242,000)
U.S. Government Agency 0.0%				242,000
Federal Agricultural Mortgage Corp. Discount Note	2.350	05-01-19	108,000	108,000
9	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
U.S. Government Agency (continued)
Federal Home Loan Bank Discount Note	2.300	05-01-19	134,000	134,000

Total investments (Cost $967,734,592) 151.0%				$1,119,438,499
Other assets and liabilities, net (51.0%)				(378,114,864)
Total net assets 100.0%				$741,323,635

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
LIBOR	London Interbank Offered Rate
(A)	All or a portion of this security is on loan as of 4-30-19, and is a component of the fund's leverage under the Liquidity Agreement.
(B)	All or a portion of this security is pledged as collateral pursuant to the Liquidity Agreement. Total collateral value at 4-30-19 was $485,259,019. A portion of the securities pledged as collateral were loaned pursuant to the Liquidity Agreement. The value of securities on loan amounted to $204,869,244.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	10

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	860	Short	Jun 2019	$(105,318,765)	$(106,357,813)	$(1,039,048)
						$(1,039,048)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	96,000,000	USD	Fixed 2.136%	USD 3 Month LIBOR BBA(a)	Semi-Annual	Quarterly	Oct 2017	—	$198,524	$198,524
								—	$198,524	$198,524

(a)	At 4-30-19, the 3 month LIBOR was 2.576%

Derivatives Currency Abbreviations
USD	U.S. Dollar

Derivatives Abbreviations
BBA	The British Banker's Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
At 4-30-19, the aggregate cost of investments for federal income tax purposes was $968,518,408. Net unrealized appreciation aggregated to $150,079,567, of which $169,430,785 related to gross unrealized appreciation and $19,351,218 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
11	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 4-30-19 (unaudited)

Assets
Unaffiliated investments, at value (Cost $967,734,592)	$1,119,438,499
Receivable for centrally cleared swaps	852,674
Cash	18,135
Collateral held at broker for futures contracts	1,003,000
Dividends and interest receivable	3,268,238
Receivable for investments sold	1,668,976
Other assets	197,271
Total assets	1,126,446,793
Liabilities
Payable for futures variation margin	201,534
Liquidity agreement	383,700,000
Interest payable	992,717
Payable to affiliates
Administrative services fees	92,338
Trustees' fees	736
Other liabilities and accrued expenses	135,833
Total liabilities	385,123,158
Net assets	$741,323,635
Net assets consist of
Paid-in capital	$597,562,949
Total distributable earnings (loss)	143,760,686
Net assets	$741,323,635

Net asset value per share
Based on 48,533,081 shares of beneficial interest outstanding - unlimited number of shares authorized with no par value	$ 15.27
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	12

STATEMENT OF OPERATIONS For the six months ended  4-30-19 (unaudited)

Investment income
Dividends	$25,826,016
Interest	3,660,355
Less foreign taxes withheld	(127,672)
Total investment income	29,358,699
Expenses
Investment management fees	4,199,283
Interest expense	5,946,875
Administrative services fees	539,664
Transfer agent fees	66,372
Trustees' fees	23,149
Custodian fees	39,726
Printing and postage	140,534
Professional fees	34,710
Stock exchange listing fees	23,349
Other	11,808
Total expenses	11,025,470
Less expense reductions	(39,563)
Net expenses	10,985,907
Net investment income	18,372,792
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	6,464,147
Futures contracts	(1,780,954)
Swap contracts	611,456
5,294,649
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	57,958,254
Futures contracts	(2,575,850)
Swap contracts	(3,379,398)
52,003,006
Net realized and unrealized gain	57,297,655
Increase in net assets from operations	$75,670,447

13	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended 4-30-19 (unaudited)	Year ended 10-31-18
Increase (decrease) in net assets
From operations
Net investment income	$18,372,792	$41,357,803
Net realized gain	5,294,649	14,465,705
Change in net unrealized appreciation (depreciation)	52,003,006	(51,639,098)
Increase in net assets resulting from operations	75,670,447	4,184,410
Distributions to shareholders
From net investment income and net realized gain	(30,034,360)	(82,443,242)
Total distributions	(30,034,360)	(82,443,242)
Fund share transactions
Issued pursuant to Dividend Reinvestment Plan	681,838	2,245,456
Total increase (decrease)	46,317,925	(76,013,376)
Net assets
Beginning of period	695,005,710	771,019,086
End of period	$741,323,635	$695,005,710
Share activity
Shares outstanding
Beginning of period	48,489,036	48,343,935
Issued pursuant to Dividend Reinvestment Plan	44,045	145,101
End of period	48,533,081	48,489,036
SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK PREMIUM DIVIDEND FUND	14

STATEMENT OF CASH FLOWS For the six months ended   4-30-19 (unaudited)

Cash flows from operating activities
Net increase in net assets from operations	$75,670,447
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(36,813,170)
Long-term investments sold	53,498,687
Net purchases and sales in short-term investments	1,902,000
Net amortization of premium (discount)	179,110
(Increase) Decrease in assets:
Receivable for futures variation margin	295,616
Receivable for centrally cleared swaps	327,617
Collateral held at broker for futures contracts	(100,000)
Dividends and interest receivable	269,077
Receivable for investments sold	(1,628,049)
Other assets	(158,874)
Increase (Decrease) in liabilities:
Payable for futures variation margin	201,534
Interest payable	31,162
Payable to affiliates	198
Other liabilities and accrued expenses	(18,837)
Net change in unrealized (appreciation) depreciation on:
Investments	(57,958,254)
Net realized (gain) loss on:
Investments	(6,463,704)
Net cash provided by operating activities	$29,234,560
Cash flows provided by (used in) financing activities
Distributions to shareholders	$(29,352,522)
Net cash used in financing activities	$(29,352,522)
Net decrease in cash	$(117,962)
Cash at beginning of period	$136,097
Cash at end of period	$18,135
Supplemental disclosure of cash flow information:
Cash paid for interest	$5,915,713
Noncash financing activities not included herein consists of reinvestment distributions:	$(681,838)
15	JOHN HANCOCK PREMIUM DIVIDEND FUND | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
Period ended	4-30-19 [1]	10-31-18	10-31-17	10-31-16	10-31-15	10-31-14
Per share operating performance
Net asset value, beginning of period	$14.33	$15.95	$16.17	$15.14	$15.43	$14.01
Net investment income[2]	0.38	0.85	1.11	0.98	0.97	0.98
Net realized and unrealized gain (loss) on investments	1.21	(0.77)	0.14	1.16	(0.21)	1.74
Total from investment operations	1.59	0.08	1.25	2.14	0.76	2.72
Less distributions
From net investment income	(0.59)	(1.17)	(1.17)	(0.97)	(0.89)	(0.97)
From net realized gain	(0.06)	(0.53)	(0.30)	(0.14)	(0.20)	(0.34)
Total distributions	(0.65)	(1.70)	(1.47)	(1.11)	(1.09)	(1.31)
Anti-dilutive impact of repurchase plan	—	—	—	— [3,4]	0.04 [4]	0.01 [4]
Net asset value, end of period	$15.27	$14.33	$15.95	$16.17	$15.14	$15.43
Per share market value, end of period	$16.89	$15.65	$16.97	$14.96	$13.68	$13.67
Total return at net asset value (%)[5,6]	11.04 [7]	0.19	8.26	14.83	6.18	22.07
Total return at market value (%)[5]	12.46 [7]	2.84	24.50	17.58	8.29	21.12
Ratios and supplemental data
Net assets, end of period (in millions)	$741	$695	$771	$781	$733	$765
Ratios (as a percentage of average net assets):
Expenses before reductions	3.16 [8]	2.80	2.28	1.95	1.86	1.79
Expenses including reductions[9]	3.14 [8]	2.79	2.27	1.94	1.85	1.79
Net investment income	5.26 [8]	5.75	7.00	6.14	6.38	6.85
Portfolio turnover (%)	3	24	14	19	15	6
Senior securities
Total debt outstanding end of period (in millions)	$384	$384	$384	$384	$384	$384
Asset coverage per $1,000 of debt[10]	$2,932	$2,811	$3,009	$3,035	$2,909	$2,994

SEE NOTES TO FINANCIAL STATEMENTS	SEMIANNUAL REPORT | JOHN HANCOCK Premium Dividend Fund	16

[1]	Six months ended 4-30-19. Unaudited.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	The repurchase plan was completed at an average repurchase price of $13.27, $13.41 and $12.85 for 105,700, 1,218,436 and 417,696 shares for the periods ended 10-31-16, 10-31-15 and 10-31-14, respectively.
[5]	Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that distributions from income, capital gains and tax return of capital, if any, were reinvested.
[6]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[7]	Not annualized.
[8]	Annualized.
[9]	Expenses including reductions excluding interest expense were 1.44% (annualized), 1.44%, 1.45, 1.40%, 1.41% and 1.44% for the periods ended 04-30-19, 10-31-18, 10-31-17, 10-31-16, 10-31-15 and 10-31-14, respectively.
[10]	Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end (Note 8). As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.
17	JOHN HANCOCK Premium Dividend Fund | SEMIANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements (unaudited)

Note 1 — Organization

John Hancock Premium Dividend Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       18

certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of April 30, 2019, by major security category or type:

	Total value at 4-30-19	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Preferred securities
Communication services	$21,531,550	$21,531,550	—	—
Consumer staples	19,621,875	—	$19,621,875	—
Energy	5,550,300	5,550,300	—	—
Financials	227,967,664	227,967,664	—	—
Industrials	3,403,350	3,403,350	—	—
Real estate	36,266,786	16,680,893	19,585,893	—
Utilities	246,937,944	222,439,310	24,498,634	—
Common stocks	438,776,076	438,776,076	—	—
Corporate bonds	119,140,954	—	119,140,954	—
Short-term investments	242,000	—	242,000	—
Total investments in securities	$1,119,438,499	$936,349,143	$183,089,356	—
Derivatives:
Assets
Swap contracts	$198,524	—	$198,524	—
Liabilities
Futures	(1,039,048)	$(1,039,048)	—	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       19

repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.

Overdrafts. Pursuant to the custodian agreement, the fund's custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       20

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2018, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Managed distribution plan. The fund has adopted a managed distribution plan (the Managed Distribution Plan) on September 29, 2014. Under the Managed Distribution Plan, the fund makes monthly distributions of an amount equal to $0.0975 per share, which will be paid monthly until further notice.

Distributions under the Managed Distribution Plan may consist of net investment income, net realized long-term capital gains, net realized short-term capital gains and, to the extent necessary, return of capital. Return of capital distributions may be necessary when the fund's net investment income and net capital gains are insufficient to meet the minimum distribution. In addition, the fund may also make additional distributions for the purpose of not incurring federal income and excise taxes.

The Board of Trustees may terminate or reduce the amount paid under the Managed Distribution Plan at any time. The termination or reduction may have an adverse effect on the market price of the fund's shares.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital. The final determination of tax characteristics of the fund's distribution will occur at the end of the year and will subsequently be reported to shareholders.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals, characterization of distributions and derivative transactions.

Statement of cash flows. A Statement of cash flows is presented when a fund has a significant amount of borrowing during the period, based on the average total borrowing in relation to total assets, or when a certain percentage of the fund's investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund's Statement of assets and liabilities and represents the cash on hand at the fund's custodian and does not include any short-term investments.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       21

the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain swaps are typically traded through the OTC market. Certain swaps are regulated by the Commodity Futures Trading Commission. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures and centrally-cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and centrally-cleared transactions is detailed in the Statements of assets and liabilities as Collateral held at broker for futures contracts and receivable for centrally-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and centrally-cleared transactions, if any, are identified in the Fund of investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       22

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Payable for futures variation margin is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the six months ended April 30, 2019, the fund used futures contracts to manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $101.9 million to $106.4 million, as measured at each quarter end.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the six months ended April 30, 2019, the fund used interest rate swaps to manage against anticipated interest rate changes. The notional values at the period end are representative of the fund's exposure throughout the period. No interest rate swaps positions were entered into or closed during the six months ended April 30, 2019.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at April 30, 2019 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures	Futures†	—	($1,039,048)
Interest rate	Swap contracts, at value	Interest rate swaps^	$198,524	—
			$198,524	($1,039,048)
† Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.
^ Reflects cumulative value of swap contracts. Receivable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       23

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2019:

Statement of operations location - net realized gain (loss) on:
Risk	Futures contracts	Swap contracts	Total
Interest rate	($1,780,954)	$611,456	($1,169,498)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the six months ended April 30, 2019:

Statement of operations location - change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Swap contracts	Total
Interest rate	($2,575,850)	($3,379,398)	($5,955,248)

Note 4 — Guarantees and indemnifications

Under the fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to 0.50% of the fund's average daily managed assets (net assets plus borrowing under the Liquidity Agreement) (see Note 8). In addition, the fund pays to the Advisor 5.00% of the fund's daily gross income, which amounted to $1,501,055 for the six months ended April 30, 2019. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. Prior to May 7, 2019, Manulife Investment Management (US) LLC was known as John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the six months ended April 30, 2019, this waiver amounted to 0.01% of the fund's average daily managed assets (on an

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       24

annualized basis). This agreement expires on June 30, 2020, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $39,563 for the six months ended April 30, 2019.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the six months ended April 30, 2019 were equivalent to a net annual effective rate of 0.77% of the fund's average daily managed assets.

Administrative services. The fund has an administrative agreement with the Advisor under which the Advisor oversees the custodial, auditing, valuation, accounting, legal, compliance, stock transfer and dividend disbursing services and other operational activities and maintains fund communications with shareholders. The fund pays the Advisor a monthly administration fee at an annual rate of 0.10% of the fund's average weekly managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. These Trustees receive from the fund and the other John Hancock closed-end funds an annual retainer. In addition, Trustee out-of-pocket expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

On December 17, 2014, the Board of Trustees approved a share repurchase program, which is subsequently reviewed and approved by the Board of Trustees each year in December. Under the share repurchase program, the fund may purchase in the open market, up to 10% of its outstanding common shares as of December 31, 2018. The current share purchase plan will remain in effect between January 1,2019 to December 31, 2019.

During the six months ended April 30, 2019 and the year ended October 31,2018, the fund had no activities under the repurchase program. Shares repurchased and corresponding dollar amounts are included on the Statements of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Liquidity Agreement to increase its assets available for investment. When the fund leverages its assets, shareholders bear the expenses associated with the Liquidity Agreement and have potential to benefit or be disadvantaged from the use of leverage. The Advisor's fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund's assets. Leverage creates risks that may adversely affect the return for the holders of shares, including:

•	the likelihood of greater volatility of NAV and market price of shares;
•	fluctuations in the interest rate paid for the use of the Liquidity Agreement;
•	increased operating costs, which may reduce the fund's total return;
•	the potential for a decline in the value of an investment acquired through leverage, while the fund's obligations under such leverage remains fixed; and
•	the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used; conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived. The use of securities lending to obtain leverage in the fund's investments may subject the fund to greater risk of loss than would reinvestment of collateral in short-term highly rated investments.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       25

In addition to the risks created by the fund's use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the Liquidity Agreement is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund's ability to generate income from the use of leverage would be adversely affected.

Note 8 — Liquidity agreement

The fund has entered into a Liquidity Agreement (LA) with State Street Bank and Trust Company (SSB) that allows it to borrow or otherwise access up to $383.7 million (maximum facility amount) through a line of credit, securities lending and reverse repurchase agreements. The amounts outstanding at April 30, 2019 are shown in the Statement of assets and liabilities as the Liquidity agreement.

The fund pledges its assets as collateral to secure obligations under the LA. The fund retains the risks and rewards of the ownership of assets pledged to secure obligations under the LA and makes these assets available for securities lending and reverse repurchase transactions with SSB acting as the fund's authorized agent for these transactions. All transactions initiated through SSB are required to be secured with cash collateral received from the securities borrower (the Borrower) or cash is received from the reverse repurchase agreement (Reverse Repo) counterparties. Securities lending transactions will be secured with cash collateral in amounts at least equal to 100% of the market value of the securities utilized in these transactions. Cash received by SSB from securities lending or Reverse Repo transactions is credited against the amounts borrowed under the line of credit.

Upon return of securities by the Borrower or Reverse Repo counterparty, SSB will return the cash collateral to the Borrower or proceeds from the Reverse Repo, as applicable, which will eliminate the credit against the line of credit and will cause the drawdowns under the line of credit to increase by the amounts returned. Income earned on the loaned securities is retained by SSB, and any interest due on the reverse repurchase agreements is paid by SSB.

SSB has indemnified the fund for certain losses that may arise if the Borrower or a Reverse Repo Counterparty fails to return securities when due. With respect to securities lending transactions, upon a default of the securities borrower, SSB uses the collateral received from the Borrower to purchase replacement securities of the same issue, type, class and series. If the value of the collateral is less than the purchase cost of replacement securities, SSB is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any of the fund's losses on the reinvested cash collateral. Although the risk of the loss of the securities is mitigated by receiving collateral from the Borrower or proceeds from the Reverse Repo counterparty and through SSB indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the Borrower or Reverse Repo counterparty fails to return the securities on a timely basis.

Under normal circumstances, interest charged is at the rate of one month LIBOR (London Interbank Offered Rate) plus 0.625%, is payable monthly on the aggregate balance of the drawdowns outstanding under the LA. As of April 30, 2019, the fund had an aggregate balance of $383,700,000 at an interest rate of 3.11%, which is reflected in the Liquidity agreement on the Statement of assets and liabilities. During the six months ended April 30, 2019, the average balance of the LA and the effective average interest rate were $383,700,000 and 3.08%, respectively.

After the six month anniversary of the effective date of the agreement, the fund may terminate the LA with 60 days' notice. If certain asset coverage and collateral requirements, or other covenants are not met, the LA could be deemed in default and result in termination. Absent a default or facility termination event, SSB is required to provide the fund with 360 days' notice prior to terminating the LA.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       26

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $36,813,170 and $53,498,687 respectively, for the period ended April 30, 2019.

Note 10 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 11 — New accounting pronouncement

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, which shortens the premium amortization period for purchased non-contingently callable debt securities. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. Management does not expect the ASU to have an impact on the fund's net assets or total return. Depending upon holdings of the fund, the shortening of the premium amortization period could decrease interest income with a corresponding offset to unrealized gain (loss).

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       27

ADDITIONAL INFORMATION

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on December 15, 1989, and are publicly traded on the New York Stock Exchange (the NYSE). The fund's investment objective is to provide high current income, consistent with modest growth of capital. The fund will pursue its objective by investing in a diversified portfolio comprised primarily of dividend paying preferred securities and common equity securities. The fund utilizes a credit facility agreement to increase its assets available for investments.

Under normal circumstances, the fund will invest at least 80% of its assets in dividend paying securities. The fund will notify shareholders at least 60 days prior to any change in this 80% investment policy.

Dividends and distributions

During the six months ended April 30, 2019, distributions from net investment income totaling $0.5850 per share and distributions from capital gains totaling $0.0342 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

Payment date	Income distributions
November 30, 2018	$0.0975
December 20, 2018	0.0975
January 31, 2019	0.0975
February 28, 2019	0.0975
March 29, 2019	0.0975
April 30, 2019	0.0975
Total	$0.5850

Payment date	Additional distributions
December 20, 2018	0.0342
Total	$0.6192

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       28

Shareholder meeting

The fund held its Annual Meeting of Shareholders on Thursday, February 7, 2019. The following proposals were considered by the shareholders:

Proposal: To elect one (1) Trustee (Marianne Harrison) to serve for a two-year term ending at the 2021 Annual Meeting of Shareholders. To elect four (4) Trustees (Andrew G. Arnott, Deborah C. Jackson, James M. Oates and Steven R. Pruchansky) to serve for a three-year term ending at the 2022 Annual Meeting of Shareholders.

	Total votes for the nominee	Total votes withheld from the nominee
Independent Trustees
Deborah C. Jackson	40,351,706.182	1,264,399.015
James M. Oates	40,304,819.203	1,311,285.994
Steven R. Pruchansky	40,280,993.323	1,335,111.874
Non-Independent Trustee
Andrew G. Arnott	40,400,349.203	1,215,755.994
Marianne Harrison	40,348,388.182	1,267,717.015

Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are: James R. Boyle, William H. Cunningham, Grace K. Fey, Hassell H. McClellan, Gregory A. Russo, Charles L. Bardelis, Peter S. Burgess, and Theron S. Hoffman.

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       29

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†#
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo

Officers

Andrew G. Arnott
President

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler**
Secretary and Chief Legal Officer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Joseph H. Bozoyan, CFA
Brad Lutz, CFA

Custodian

State Street Bank and Trust Company

Transfer agent

Computershare Shareowner Services, LLC

Legal counsel

K&L Gates LLP

Stock symbol

Listed New York Stock Exchange: PDT

* Member of the Audit Committee
† Non-Independent Trustee
# Effective 6-19-18
** Effective 9-13-18

The fund's proxy voting policies and procedures, as well as the fund's proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

You can also contact us:
800-852-0218 jhinvestments.com	Regular mail: Computershare P.O. Box 505000 Louisville, KY 40233	Express mail: Computershare 462 South 4th Street, Suite 1600 Louisville, KY 40202

SEMIANNUAL REPORT   |   JOHN HANCOCK PREMIUM DIVIDEND FUND       30

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Disciplined Alternative Yield

Global Absolute Return Strategies

Infrastructure

Seaport Long/Short

The fund's investment objectives, risks, charges, and expenses are included in the prospectus and should be considered carefully before investing. For a prospectus, contact your financial professional, call John Hancock Investments at 800-852-0218, or visit the fund's website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Income Allocation

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager representing one of America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Advisers, LLC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-852-0218 ■ jhinvestments.com

MF837998	P2SA 4/19 6/19

ITEM 2. CODE OF ETHICS.

Not applicable at this time.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable at this time.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable at this time.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
(a)	Not applicable.
(b)	(b)

			Total number of	Maximum number of
			shares purchased	shares that may yet
	Total number of	Average price per	as part of publicly	be purchased under
Period	shares purchased	share	announced plans*	the plans
Nov-18	-	-	-	4,853,308
Dec-18	-	-	-	4,853,308
Jan-19	-	-	-	4,853,308*
Feb-19	-	-	-	4,853,308
Mar-19	-	-	-	4,853,308
Apr-19	-	-	-	4,853,308
Total	-	-

* In December 17, 2014, the Board of Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees. Under the current share repurchase plan, the Fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2018. The current share plan will remain in effect between January 1, 2019 and December 31, 2019.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant has adopted procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. A copy of the procedures is filed as an exhibit to this Form N-CSR. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund did not participate directly in securities lending activities. See Note 8 to financial statements in Item 1.

ITEM 13. EXHIBITS.

(a) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter.”

(c)(2) Registrant’s notice to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the Investment Company Act of 1940, as amended and Rule 19b-1 thereunder regarding distributions made pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Premium Dividend Fund

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	June 21, 2019

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	June 21, 2019